UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed by Capstone Green Energy Holdings, Inc. (the “Company”), on August 13, 2025 (the “Closing Date”), Capstone Green Energy LLC (the “Buyer”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Cal Micro Holdco, Inc., a California corporation (the “Seller”), the Indirect Sellers party thereto (and, together with the Seller, the “Seller Parties”), pursuant to which, on the Closing Date, among other things, Buyer acquired all of the outstanding membership interests of Cal Microturbine, LLC, a Delaware limited liability company (the “Target”), from Seller free and clear of any liens. Prior to the consummation of the acquisition, the Target was converted from a corporation named Cal Microturbine, Inc. to a limited liability company named “Cal Microturbine, LLC”.

The Target is an authorized distributor of Buyer’s products and specializes in providing equipment, parts and service for Buyer’s systems throughout the state of California.

On August 14, 2025, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that the Buyer had consummated the acquisition and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on August 14, 2025 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of the Target for the years ended December 31, 2024 and 2023 and the notes related thereto (the “Audited Financial Statements”), the unaudited financial statements of the Target for the three months ended March 31, 2025 and 2024 (the “First Quarter Interim Financial Statements”), and the notes related thereto and the unaudited financial statements of the Target for the six months ended June 30, 2025 and 2024, and the notes related thereto (the “Second Quarter Interim Financial Statements” and, together with the First Quarter Interim Financial Statements, the “Interim Financial Statements”) are filed herein as Exhibit 99.1, 99.2 and 99.3, respectively. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and the Target as of June 30, 2025, and the unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2025 and for the year ended March 31, 2025, and the notes related thereto are filed herein as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Rogers, Clem & Company, independent auditor of the financial statements of Cal Microturbine, Inc.
99.1	Cal Microturbine, Inc. Audited Financial Statements for the years ended December 31, 2024 and 2023, and the notes related thereto.
99.2	Cal Microturbine, Inc. Unaudited Financial Statements for the three months ended March 31, 2025 and 2024, and the notes related thereto.
99.3	Cal Microturbine, Inc. Unaudited Financial Statements for the six months ended June 30, 2025 and 2024, and the notes related thereto.
99.4

The unaudited pro forma condensed combined balance sheet of the Company and the Cal Microturbine, Inc. as of June 30, 2025, and the unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2025 and for the year ended March 31, 2025, and the notes related thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: October 23, 2025	By:	/s/ John J. Juric
Name: John J. Juric
Title: Chief Financial Officer